March 10, 2016 CUMULUS MEDIA INC. 2015 Fourth Quarter & Full Year Earnings Call Presentation

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to certain historical and our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectively manage costs; our ability to effectively grow; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions, from time to time; or other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”). Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise. 2

CUMULUS MEDIA INC. 2015 Fourth Quarter & Full Year Earnings Call Presentation 3

ROI Outperforms TV & Digital MGB SECTION SLIDES 4Source: Nielsen Catalina Research (2014, 2015) Retail B 23.2x Snack B 4.3x Candy 3.1xSnack A 7.3x Breakfast Bar 1.8x Soft Drink B 1.4x Retail A 11.2x Beer 4.2x Department Store 17.0x Telecom 14.0x Soft Drink A 3.8x Mass Merchandiser 16.0x Home Improvement 10.0x Fast Food 3.0x Soft Drink C 2.0x 8:1 Average ROI

Listenership Continues to Grow 5Source: Nielsen, 48 Portable People Meter (“PPM”) Markets, P25-54, M-Su, 6AM-Mid % Growth in AQH Ratings Year-Over-Year August ‘14 vs. ‘15 September ‘14 vs. ‘15 October ‘14 vs. ‘15 November ‘14 vs. ‘15 December ‘14 vs. ‘15 1% 2% 3% 4% 7% January ‘15 vs. ‘16 8% 8% Growth YoY

Time Spent Remains Strong 6Source: Nielsen, Comparable Metrics Report (Q3 2015), P18+ Weekly Hours Spent with Media Watching Traditional Television Using the Internet on Computer Using any App/Web on Smartphone Using any App/Web on Tablet 31.8 Hours 6.2 Hours 8.9 Hours 2.6 Hours 12.9 Weekly Hours Listening to AM/FM Radio 12.9 Hours

Daytime Share Leads All Media 7Source: Nielsen, The Total Audience Report (Q2 2015), P18-49 Share of Weekly Media Consumption #1 from 6 AM to 7 PM

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9 Cumulus has the assets necessary to — over time — become a winner

Key Issues to Address 10

Enhance Operational Blocking & Tackling 11 Deliberate Shift from Command & Control to Greater Local Autonomy with Corporate Support Compensation Alignment for Senior Leadership Alignment of Authority & Accountability

WE ARE FOCUSED. We will make every decision, including where we direct our own work efforts, through the lens of HABU (Is this the HIGHEST AND BEST USE of our resources — our people, our time, our energies and our money?) and will ensure that we have a thoughtful plan to execute each decision and activity. WE ARE RESPONSIBLE. We will operate as a transparent and performance-based company, with all of us taking responsibility for our efforts and outcomes, celebrating our successes and their shepherds, and owning up to — and learning from — our failures. WE ARE COLLABORATIVE. We will work across departments and disciplines to proactively support each other’s efforts and endeavors. Silos will be replaced by community; secrets and unresponsiveness supplanted by constructive communication and responsiveness to each other’s needs. We will work as a team with shared goals and successes. WE ARE EMPOWERED. We will be empowered as individuals, valued for, and supported in the unique contributions we each can make. Without exception, we will contribute our talents and time to meeting challenges, fixing problems and rising to the opportunities before us. We will become more empowered individually, and therefore more powerful as a whole. 12 Institute Culture Initiatives

WE ARE FOCUSED. We will make every decision, including where we direct our own work efforts, through the lens of HABU (Is this the HIGHEST AND BEST USE of our resources — our people, our time, our energies and our money?) and will ensure that we have a thoughtful plan to execute each decision and activity. WE ARE RESPONSIBLE. We will operate as a transparent and performance-based company, with all of us taking responsibility for our efforts and outcomes, celebrating our successes and their shepherds, and owning up to — and learning from — our failures. WE ARE COLLABORATIVE. We will work across departments and disciplines to proactively support each other’s efforts and endeavors. Silos will be replaced by community; secrets and unresponsiveness supplanted by constructive communication and responsiveness to each other’s needs. We will work as a team with shared goals and successes. WE ARE EMPOWERED. We will be empowered as individuals, valued for, and supported in the unique contributions we each can make. Without exception, we will contribute our talents and time to meeting challenges, fixing problems and rising to the opportunities before us. We will become more empowered individually, and therefore more powerful as a whole. 13 Institute Culture Initiatives

14 Institute Culture Initiatives Momentum to Build On… “Excited for the future”84% “Proud to work at Cumulus”87% “Changing for the better”89%

Drive Ratings Growth 15 PPM Market Ratings (Indexed to January 2012) Source: Nielsen; Calculated as a trailing three month average of P25-54, M-F, 6a-7p AQH ratings, weighted by market size and indexed to January 2012 100 74 70 75 80 85 90 95 100 105 J F MAM J J A S ON D J F MAM J J A S ON D J F MAM J J A S ON D J F MAM J J A S 2012 2013 2014 2015 PPM markets represented ~36% of Total Net Revenue in 2015

Drive Ratings Growth 16 Reorienting of Corporate Resources to Support and Analytical Function Financial Reallocation Toward High-Impact Opportunities Return of Authority to Local Markets

Drive Ratings Growth 17 Reorienting of Corporate Resources to Support and Analytical Function Financial Reallocation Toward High-Impact Opportunities Return of Authority to Local Markets Source: Nielsen. Calculated as a trailing three month average of P25-54, M-F, 6a-7p AQH ratings, weighted by market size and indexed to January 2012 100 74 83 70 75 80 85 90 95 100 105 PPM markets represented ~36% of Total Net Revenue in 2015 PPM Market Ratings (Indexed to January 2012)

Drive Ratings Growth 18

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24 Address Balance Sheet Exploring additional opportunistic debt- reduction strategies similar to the Dec-2015 discounted term loan prepayment Focusing on highest and best use of all cash resources Exploring additional non-core asset reductions where possible (generally small in nature) Reviewing all available balance sheet options to maximize value

25 Enhance Operational Blocking & Tackling 1 Institute Culture Initiatives 2 Drive Ratings Growth 3 Address Balance Sheet 4 Our challenges are significant but fixable — with time we expect our turnaround initiatives to stabilize the business and ultimately provide a foundation for growth

CUMULUS MEDIA INC. 2015 Fourth Quarter & Full Year Financial Results 26

Three Months Ended December 31, 2015 2014 % Change Broadcast Advertising 290.4$ 291.8$ (0.5%) Local 171.5 172.5 (0.6%) National 24.9 27.8 (10.5%) Network 94.0 91.5 2.8% Digital Advertising 10.0 17.5 (42.7%) Political Advertising 2.3 10.7 (78.3%) License Fees & Other 6.1 9.3 (34.8%) Total Revenue 308.8$ 329.2$ (6.2%) Results for the Fourth Quarter 2015: Revenue (Dollars in millions, except percentages) 27

Year Ended December 31, 2015 2014 % Change Broadcast Advertising 1,092.7$ 1,150.9$ (5.1%) Local 653.9 668.2 (2.1%) National 100.6 110.5 (9.0%) Network 338.1 372.3 (9.2%) Digital Advertising 36.7 52.7 (30.4%) Political Advertising 5.0 21.0 (76.0%) License Fees & Other 34.3 38.9 (11.7%) Total Revenue 1,168.7$ 1,263.4$ (7.5%) Results for the Full Year 2015: Revenue (Dollars in millions, except percentages) 28

Three Months Ended December 31, 2015 2014 % Change Content Costs 109.8$ 116.7$ (6.0%) Selling, General & Administrative Expenses 126.9 116.9 8.6% Corporate Expenses(1) 9.1 5.2 73.3% (1) Excludes franchise and state taxes of ($0.4) mm and $0.1 mm in 2015 and 2014, respectively Three Months Ended December 31, 2015 2014 % Change Adjusted EBITDA 63.0$ 90.4$ (30.3%) Results for the Fourth Quarter 2015: Operating Expenses & Adjusted EBITDA (Dollars in millions, except percentages) 29

Year Ended December 31, 2015 2014 % Change Content Costs 396.4$ 433.6$ (8.6%) Selling, General & Administrative Expenses 477.3 470.4 1.5% Corporate Expenses(1) 35.8 29.9 19.8% (1) Excludes franchise and state taxes of ($0.1) mm and $0.6 mm in 2015 and 2014, respectively Year Ended December 31, 2015 2014 % Change Adjusted EBITDA 259.1$ 329.5$ (21.4%) Results for the Full Year 2015: Operating Expenses & Adjusted EBITDA (Dollars in millions, except percentages) 30

Results for the Fourth Quarter 2015: Other Expenses (Dollars in millions, except percentages) • Restructuring costs of $3.5 mm related to former CEO and other senior management severance costs • Loss on sale of corporate aircraft of $2.1 mm, which generated $6.1 mm in net cash proceeds in December 2015 • Non-operating gain of $13.2 mm related to the previously announced discounted prepayment of a portion of Cumulus’ senior secured term loan facility ― On December 31st, Cumulus successfully purchased $64.9 million of face value of our senior secured term loan for $50 million, a discount to par value of 23%. ― Due to this cash outlay, Cumulus does not anticipate having to make any mandatory prepayments in Q1 2016 on its senior secured term loan related to its excess cash flow sweep. ― Further, Cumulus will benefit from $2.75 million of reduced annual interest expense resulting from this transaction. 31

Three Months Ended December 31, 2015 2014 % Change Capital Expenditures 3.4$ 5.6$ (39.0%) Year Ended December 31, 2015 2014 % Change Capital Expenditures 19.2$ 19.0$ 1.2% Results for the Fourth Quarter & Full Year 2015: Capital Expenditures (Dollars in millions, except percentages) 32

Results for the Fourth Quarter & Full Year 2015: Capital Structure (Dollars in millions, except percentages) 33 Year Ended December 31, 2015 2014 % Change Cash and Cash Equivalents 31.7$ 7.3$ 335.4% $50 mm Receivables Securitization Facility - - n/a $200 mm Revolving Credit Facility - - n/a Senior Secured Term Loan 1,838.9 1,903.9 (3.4%) 7.75% Senior Unsecured Notes 610.0 610.0 0.0% Total Debt 2,448.9$ 2,513.9$ (2.6%)

Update on Land Sales 34 Washington, D.C. (WMAL-AM) • Under contract with a purchase price on a sliding scale — expected to be $75 mm • No revisions to latest timetable — Likely close in 2017 Los Angeles (KABC-AM) • Under contract for $125 mm • No revisions to latest timetable — Likely close by late 2016 based upon current timeline of necessary approvals

Current Pacing Q1 2016 & Expense Outlook 35 • Total revenue currently pacing down low single-digits ― Local spot down low single-digits ― National spot down mid-single-digits ― Network spot down low single-digits ― Political up significantly year-over-year and versus 2014 and 2012 election cycles, reflecting strength driven by primary election spend • Contractual fixed cost expense escalation for full year 2016 likely to be offset slightly (but not entirely) by targeted expense reductions

36 APPENDIX: Financial Summary & Reconciliation to Non-GAAP Term

Unaudited Condensed Consolidated Statements of Operations (Dollars in thousands, except per share data) 37 Three Months Ended December 31, Year Ended December 31, 2015 2014 2015 2014 Net revenue $ 308,825 $ 329,247 $ 1,168,679 $ 1,263,423 Operating expenses: Content costs 109,771 116,727 396,426 433,596 Selling, general & administrative expenses 126,910 116,853 477,327 470,441 Depreciation and amortization 25,523 28,180 102,105 115,275 LMA fees 2,544 1,969 10,129 7,195 Corporate expenses 8,726 5,330 35,730 30,464 Stock-based compensation expense 986 4,993 21,033 17,638 Acquisition-related and restructuring costs 3,480 12,891 16,640 28,326 Loss (gain) on sale of assets or stations 2,064 (71) 2,856 (1,342) Impairment of intangible assets and goodwill — — 565,584 — Impairment charges - equity interest in Pulser Media Inc. — — 19,364 — Total operating expenses 280,004 286,872 1,647,194 1,101,593 Operating income (loss) 28,821 42,375 (478,515) 161,830 Non-operating (expense) income: Interest expense (35,592) (36,153) (141,679) (145,533) Interest income 26 364 433 1,388 Gain on early extinguishment of debt 13,222 — 13,222 — Other income, net 1,604 366 14,205 4,338 Total non-operating expense, net (20,740) (35,423) (113,819) (139,807) Income (loss) before income taxes 8,081 6,952 (592,334) 22,023 Income tax (expense) benefit (12,680) (3,591) 45,840 (10,254) Net income (loss) $ (4,599) $ 3,361 $ (546,494) $ 11,769 Basic and diluted (loss) income per common share: Basic: (Loss) income per share $ (0.02) $ 0.02 $ (2.34) $ 0.05 Diluted: (Loss) income per share $ (0.02) $ 0.02 $ (2.34) $ 0.05 Weighted average basic common shares outstanding 233,694,183 232,278,529 233,415,441 226,142,456 Weighted average diluted common shares outstanding 233,694,183 232,590,553 233,415,441 228,963,158

Non-GAAP Financial Measure Definition of Adjusted EBITDA Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations after the incurrence of corporate, general and administrative expenses. Management also uses this measure to determine the contribution of our core operations, including the corporate resources employed to manage the operations, to the funding of our other operating expenses and to the funding of debt service and acquisitions. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our Credit Agreement. In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations as they do not represent a cash transaction. Management also excludes any gain or loss on derivative instruments as they do not represent a cash transaction nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any impairment of goodwill and intangible assets as they do not require a cash outlay. Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of a media company. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in the Credit Agreement. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. 38

Q4 Adjusted EBITDA 39 The following table reconciles net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended December 31, 2015 and 2014 (dollars in thousands): Three Months Ended December 2015 2014 Net (loss) income $ (4,599) $ 3,361 Income tax expense 12,680 3,591 Non-operating expenses, including interest expense 33,962 35,423 LMA fees 2,544 1,969 Depreciation and amortization 25,523 28,180 Stock-based compensation expense 986 4,993 Loss (gain) on sale of assets or stations 2,064 (71) Acquisition-related and restructuring costs 3,480 12,891 Franchise and state taxes (371) 82 Gain on early extinguishment of debt (13,222) — Adjusted EBITDA $ 63,047 $ 90,419

Full Year Adjusted EBITDA 40 The following table reconciles net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the years ended December 31, 2015 and 2014 (dollars in thousands): Year Ended December 31, 2015 2014 Net (loss) income $ (546,494) $ 11,769 Income tax (benefit) expense (45,840) 10,254 Non-operating expenses, including net interest expense 127,041 139,807 LMA fees 10,129 7,195 Depreciation and amortization 102,105 115,275 Stock-based compensation expense 21,033 17,638 Loss (gain) on sale of assets or stations 2,856 (1,342) Impairment of intangible assets and goodwill 565,584 — Impairment charges - equity interest in Pulser Media Inc. 19,364 — Acquisition-related and restructuring costs 16,640 28,326 Franchise and state taxes (51) 604 Gain on early extinguishment of debt (13,222) — Adjusted EBITDA $ 259,145 $ 329,526